UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniEnhanced
        Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/03 - 01/31/04

Item 1 - Report to Shareholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                        MuniEnhanced
                        Fund, Inc.

Annual Report
January 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of January 31, 2004, the percentage of the Fund's net assets invested in inverse floaters was 11.47%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2                  MUNIENHANCED FUND, INC.      JANUARY 31, 2004

A Letter From the President

Dear Shareholder

In my 35 years in the asset management business, 2003 was among the more memorable. The year, which opened with geopolitical turmoil, unrelenting economic uncertainty and a dismal continuation of a three-year equity market slump, vigorously reversed course in the months that followed.

As we entered 2004, the equity markets maintained their positive momentum from year-end 2003. For the six-month and 12-month periods ended January 31, 2004, the Standard & Poor's (S&P) 500 Index returned +15.23% and +34.57%, respectively. In the fixed income markets, investors willing to accept the greatest risk were rewarded the most. This trend held true in the municipal bond market as well, where high yield issues generally outperformed investment grade bonds. For the six-month and 12-month periods ended January 31, 2004, the Lehman Brothers Non-Investment Grade Index of municipal bonds posted respective returns of +9.99% and +15.33%.

The major signposts indicate that we are seeing a shift from economic growth fueled primarily by fiscal and monetary stimulus to a broader-based, self-sustaining economic expansion. Gross domestic product growth, which peaked at an annualized rate of 8.2% in the third quarter of 2003, is estimated at a more sustainable 4% in the fourth quarter. That level of growth is expected to repeat itself in the first quarter of 2004. For its part, the Federal Reserve Board has reiterated its willingness to keep short-term interest rates at current low levels to ensure the economy's strength.

Accompanying the increase in economic activity was an improvement in corporate earnings. By the end of January, 298 of the S&P 500 companies had reported their fourth-quarter results, and 67.4% of those exceeded expectations. In the meantime, the American consumer, who continued to spend despite the faltering economy, may get further incentive from another round of Federal tax refunds in 2004.

At Merrill Lynch Investment Managers, we believe the events and efforts of 2003 leave us with a much stronger economy and recent optimism suggests it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      In anticipation of rising interest rates ahead, we ended the year in a slightly defensive stance so as to protect the Fund's net asset value and the returns earned for shareholders over the past several months.

Discuss the recent market environment relative to municipal bonds.

The year was characterized by considerable month-to-month interest rate volatility. By January 31, 2004, yields on long-term U.S. Treasury bonds were moderately higher than they were a year earlier while long-term tax-exempt bond yields were slightly lower than one year ago.

Throughout most of the first five months of the fiscal year, long-term bond yields headed significantly lower while bond prices -- which move opposite of yields -- rose in response to volatile equity markets, concerns about the war in Iraq and continued sub-par economic growth. To spur business and consumer activity, the Federal Reserve Board continued to lower short-term interest rates. By mid-June, with the target Federal Funds rate at 1%, long-term U.S. Treasury bond yields had fallen approximately 65 basis points (0.65%) to 4.17%. The tide turned in July and August, as yields rose in reaction to improving economic conditions and increasing confidence that the Federal Reserve Board was through cutting short-term interest rates. By mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the reporting period, before generally moving lower for the remainder of the fiscal year. The decline was largely influenced by sluggish employment growth and the Federal Reserve Board's indication that it would remain on hold in the absence of material inflationary pressures.

At January 31, 2004, long-term U.S. Treasury bond yields stood at 4.96%, 10 basis points higher than a year earlier. In contrast, long-term municipal revenue bond yields had fallen approximately 20 basis points to 5.02%, as measured by the Bond Buyer Revenue Bond Index. Yields on long-term tax-exempt bonds rated Aaa -- the highest rating -- fell approximately 25 basis points to end the period at 4.60%, according to Municipal Market Data.

The municipal bond market's performance benefited from solid investor demand for tax-exempt products and a notable improvement in supply/demand dynamics as the year wore on. In recent months, the pace of new municipal bond issuance has greatly declined. For the 12 months ended January 31, 2004, municipalities issued more than $375 billion in new securities, an increase of approximately 5% compared to last year's issuance. Clearly, municipalities viewed the historically low interest rates over the past year as an opportunity to finance existing infrastructure needs and to refinance outstanding, higher-coupon debt. Over the past six months, however, new issuance fell 11.5% compared to the same period a year earlier. The decline was even more pronounced in the last three months, with a decrease of more than 13% versus the same three months last year. This decline in supply helped strengthen the municipal market's positive technical position and enhanced recent performance. New-issue supply is expected to remain manageable in early 2004 and should help support the tax-exempt bond market's position as an attractive fixed income investment alternative.

How did the Fund perform during the year in light of the existing market conditions?

For the 12-month period ended January 31, 2004, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 6.09% and 6.43%, based on a year-end per share net asset value of $11.83 and a per share market price of $11.22, respectively, and $.721 per share income dividends. During the same period, the total investment return on the Fund's Common Stock was +8.46%, based on a change in per share net asset value from $11.65 to $11.83, and assuming reinvestment of $.720 per share ordinary income dividends.

For the six-month period ended January 31, 2004, the total investment return on the Fund's Common Stock was +9.49%, based on a change in per share net asset value from $11.17 to $11.83, and assuming reinvestment of $.360 per share ordinary income dividends.

For the six-month period ended January 31, 2004, the Fund's Auction Market Preferred Stock ("AMPS") had an average yield as follows: Series A, .95%; Series B, .94%; and Series C, .89%.

The Fund's total return performance, based on net asset value, for the year modestly lagged that of its comparable Lipper category of Insured Municipal Debt Funds (Leveraged), which had an average return of +8.68% for the 12-month period ended January 31, 2004. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agree-


4                  MUNIENHANCED FUND, INC. JANUARY 31, 2004
ments.) Much of the relative underperformance is attributed to poor results from the Fund's single-family housing bonds during the first half of the period. Single-family housing bond prices were negatively affected by the significant increase in refinancing activity, which dramatically shortened the duration of these bonds as homeowners paid off their higher-interest mortgages. We reduced the portfolio's exposure to this sector significantly and, for the six-month period ended January 31, 2004, the Fund outperformed its Lipper category average return of +9.22%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Changes during the year generally followed three themes. First, we replaced bonds that were called during the period, including the single-family housing bonds mentioned earlier. In making new purchases, we moved further out on the yield curve to the 25-year range. These maturities were favored because the municipal yield curve flattened out past this range, meaning there was no significant yield to be gained by extending further. We also continued to favor premium-coupon bonds when making new purchases. Second, given their heavy supply, we took the opportunity to purchase California municipal bonds at relatively inexpensive levels. Our goal is to achieve generous returns on these bonds when conditions improve in the state and prices return to their historically higher levels -- that is, to buy low and sell high as supply dwindles and demand increases. The third change was a move to a slightly defensive market position late in the period in recognition of certain robust economic indicators. While strong payroll growth has yet to materialize, recent indicators point to continued progress in this area. A defensive stance on interest rates should help us to protect the portfolio's net asset value when interest rates rise.

We generally maintained the Fund's fully invested position during the period in an effort to enhance shareholder income. As short-term interest rates stayed at historic lows, the cost of holding cash reserves would have been relatively high. Given the low level of short-term interest rates, the Fund's borrowing costs also remained at or below 1%. These attractive funding levels, in combination with a positively sloped yield curve, provided a generous income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. While further material declines in short-term interest rates are not expected, neither is an imminent increase in rates. We believe that the Fund's borrowing costs should remain at current levels for the foreseeable future. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, based on AMPS, was 30.16% of total assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the portfolio's position at the close of the period?

At the end of the period, the portfolio remained essentially fully invested in high-quality municipal bonds. The fully invested position should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates stay near historic lows. Additionally, the Fund remained overweight in premium-coupon bonds, favoring maturities in the 25-year range. The Fund is positioned in a slightly defensive manner, which we believe prepares it for favorable investment results in a stable-to-rising interest rate environment.

Michael Kalinoski
Vice President and Portfolio Manager

February 26, 2004


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004               5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
===================================================================================================================================
Alabama--1.0%         AAA       NR*       $ 3,000   Birmingham, Alabama, Capital Improvement Warrants, GO, Series A, 5.55%
                                                    due 8/01/2021 (f)                                                      $  3,313
===================================================================================================================================
California--20.3%     AAA       Aaa         5,000   Anaheim, California, Public Financing Authority, Lease Revenue Bonds
                                                    (Public Improvements Project), Senior--Series A, 6% due 9/01/2024 (d)     5,949
                      AAA       Aaa         1,800   California State Department of Water Resources, Power Supply Revenue
                                                    Bonds, Series A, 5.375% due 5/01/2022 (f)                                 1,939
                                                    California State, GO, Refunding:
                      AAA       Aaa         1,500         5.25% due 2/01/2022 (l)                                             1,608
                      AAA       Aaa         6,000         5.25% due 2/01/2030 (f)                                             6,251
                      AA        NR*         4,400         5.25% due 2/01/2033 (k)                                             4,498
                      BBB       Baa1        8,490   California State, Various Purpose, GO, 5.50% due 11/01/2033               8,761
                                                    Golden State Tobacco Securitization Corporation of California, Tobacco
                                                    Settlement Revenue Bonds:
                      BBB       Baa2        2,400         Series 2003-A-1, 6.75% due 6/01/2039                                2,352
                      BBB-      Baa2        3,150         Series B, 5.60% due 6/01/2028                                       3,170
                      AAA       NR*         2,200         Series B, 5.50% due 6/01/2033 (c)                                   2,327
                      AAA       Aaa         1,400         Series B, 5.625% due 6/01/2033 (c)                                  1,494
                      AAA       Aaa        15,500         Series B, 5% due 6/01/2038 (a)                                     15,713
                      AAA       Aaa         6,800         Series B, 5.625% due 6/01/2038 (l)                                  7,228
                      BBB-      Baa2        1,260         Series B, 5.50% due 6/01/2043                                       1,246
                      AA        NR*         2,000         Series B, 5.50% due 6/01/2043 (k)                                   2,083
                      AAA       Aaa         1,595   San Diego, California, Unified School District, Election 1998, GO,
                                                    Series D, 5.25% due 7/01/2024 (b)                                         1,701
                      AAA       Aaa         4,210   San Francisco, California, City and County Airport Commission,
                                                    International Airport Revenue Bonds, AMT, Second Series, Issue 6,
                                                    6.60% due 5/01/2024 (a)                                                   4,346
===================================================================================================================================
Colorado--14.0%                                     Boulder County, Colorado, Hospital Development Revenue Bonds
                                                    (Longmont United Hospital Project) (k):
                      AA        NR*         2,705         5.60% due 12/01/2015                                                2,986
                      AA        NR*         2,135         5.75% due 12/01/2020                                                2,331
                      AAA       NR*         2,130   Boulder County, Colorado, Sales and Use Tax, Open Space Revenue Bonds,
                                                    Series A, 6% due 12/15/2019 (b)                                           2,490
                      AAA       Aaa           500   Broomfield, Colorado, COP, Refunding, 5.75% due 12/01/2024 (a)              556
                                                    Colorado HFA, Revenue Bonds, AMT:
                      NR*       Aa2         3,820         DRIVERS, Series 251, 12.301% due 4/01/2030 (h)                      4,164
                      NR*       Aa2           470         (S/F Program), Senior Series A-1, 7.40% due 11/01/2027                475
                      NR*       Aa2         1,880   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                    Series A-2, 7.50% due 4/01/2031                                           1,938
                      AA        Aa2         1,200   Colorado Health Facilities Authority Revenue Bonds (Catholic Health
                                                    Initiatives), Series A, 5.50% due 3/01/2032                               1,248
                                                    Colorado Health Facilities Authority Revenue Bonds (Covenant
                                                    Retirement Communities Inc.), Series A (k):
                      AA        NR*         1,200         5.50% due 12/01/2027                                                1,263
                      AA        NR*           675         5.50% due 12/01/2033                                                  708
                      AAA       Aaa         4,280   Colorado Water Resource Power Development Authority, Clean Water
                                                    Revenue Bonds, Series A, 6.25% due 9/01/2016                              5,095
                      AAA       Aaa         5,500   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                    Series D, 7.75% due 11/15/2013 (f)                                        6,942
                      AAA       Aaa         2,000   Denver, Colorado, City and County Airport Revenue Refunding Bonds,
                                                    AMT, Series A, 6% due 11/15/2018 (a)                                      2,254

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
RITR        Residual Interest Trust Receipts
S/F         Single-Family


6                  MUNIENHANCED FUND, INC. JANUARY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
===================================================================================================================================
Colorado              AAA       Aaa       $ 5,450   El Paso County, Colorado, School District Number 49, Falcon, GO,
(concluded)                                         Series A, 6% due 12/01/2018 (d)                                        $  6,392
                      AAA       Aaa        10,745   Northwest Parkway, Colorado, Public Highway Authority, Capital
                                                    Appreciation Revenue Bonds, Senior Convertible, Series C, 5.392%**
                                                    due 6/15/2025 (d)                                                         7,863
                      AAA       Aaa         1,900   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                    Series A, 5.50% due 6/15/2021 (a)                                         2,081
===================================================================================================================================
Connecticut--1.0%     AAA       Aaa         3,500   Connecticut State Special Tax Obligation Revenue Bonds, 6.25% due
                                                    10/01/2004 (b)(g)                                                         3,657
===================================================================================================================================
Florida--1.7%         NR*       Aaa         2,500   Escambia County, Florida, Health Facilities Authority, Health Facility
                                                    Revenue Bonds (Florida Health Care Facility Loan), 5.95% due
                                                    7/01/2020 (a)                                                             2,638
                      A         A3          3,000   Highlands County, Florida, Health Facilities Authority, Hospital
                                                    Revenue Bonds (Adventist Health System), Series D, 5.875% due
                                                    11/15/2029                                                                3,168
===================================================================================================================================
Georgia--4.4%                                       Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                      AAA       Aaa         7,725         Series EE, 7% due 1/01/2025 (a)                                    10,261
                      AAA       Aaa           940         Series W, 6.60% due 1/01/2018 (f)                                   1,183
                      AAA       Aaa            60         Series W, 6.60% due 1/01/2018 (f)(i)                                   75
                      AAA       Aaa         3,500   Metropolitan Atlanta, Georgia, Rapid Transit Authority, Sales Tax
                                                    Revenue Bonds, Second Indenture, Series A, 6.90% due 7/01/2004 (f)(g)     3,656
===================================================================================================================================
Illinois--18.5%       NR*       Aaa         5,125   Chicago, Illinois, Board of Education, GO, RIB, Series 467, 10.27%
                                                    due 12/01/2027 (a)(h)                                                     6,264
                      AAA       Aaa         3,750   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's Gas
                                                    Light & Coke), Series A, 6.10% due 6/01/2025 (a)                          4,035
                                                    Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                    3rd Lien, AMT, Series B-2:
                      AAA       Aaa         5,670         5.75% due 1/01/2023 (d)                                             6,203
                      AAA       Aaa         2,500         6% due 1/01/2029 (c)                                                2,772
                      AAA       NR*         4,550   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                    Bonds, DRIVERS, AMT, Series 250, 10.195% due 1/01/2021 (f)(h)             5,300
                      AAA       Aaa         3,000   Cook County, Illinois, Capital Improvement, GO, Series C, 5.50% due
                                                    11/15/2026 (a)                                                            3,247
                      AAA       Aaa         2,240   Cook County, Illinois, Community College District No. 508, Chicago,
                                                    COP, Refunding, 8.75% due 1/01/2007 (b)                                   2,660
                      AAA       Aaa         3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                    (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(g)               3,350
                      AAA       Aaa        17,870   Illinois Sports Facilities Authority Revenue Bonds, 5.427%** due
                                                    6/15/2030 (a)                                                            13,475
                      AAA       Aaa         3,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                    Tax Revenue Refunding Bonds (McCormick Place Expansion), Series B,
                                                    5.75% due 6/15/2023 (f)                                                   3,360
                      AAA       Aaa        10,115   Regional Transportation Authority, Illinois, Revenue Bonds, Series A,
                                                    7.20% due 11/01/2020 (a)                                                 13,451
===================================================================================================================================
Indiana--2.1%         AAA       Aaa         2,500   Brownsburg, Indiana, School Building Corporation, First Mortgage
                                                    Revenue Bonds (Brownsburg Community School), 5.55% due 2/01/2024 (f)      2,706
                      AAA       Aaa         4,080   Hammond, Indiana, Multi-School Building Corporation, First Mortgage
                                                    Revenue Refunding Bonds, 6.125% due 7/15/2019 (f)                         4,643
===================================================================================================================================
Kansas--2.2%                                        Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds
                                                    (Mortgage-Backed Securities Program), AMT (e):
                      NR*       Aaa         1,370         Series A-1, 6.875% due 12/01/2026                                   1,447
                      AAA       Aaa         2,285         Series A-1, 6.875% due 12/01/2026 (f)                               2,414
                      NR*       Aaa         1,005         Series A-2, 7.60% due 12/01/2031                                    1,087
                      AAA       Aaa         2,500   Wamego, Kansas, PCR, Refunding (Kansas Gas and Electric Company
                                                    Project), 7% due 6/01/2031 (f)                                            2,625
===================================================================================================================================
Louisiana--4.1%       AAA       Aaa         6,000   Louisiana Local Government, Environmental Facilities, Community
                                                    Development Authority Revenue Bonds (Capital Projects and Equipment
                                                    Acquisition), Series A, 6.30% due 7/01/2030 (a)                           7,304
                      AAA       Aaa         5,150   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall Authority,
                                                    Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)                        5,431
                      AAA       Aaa         1,400   Terrebonne Parish, Louisiana, Hospital Service District Number 1,
                                                    Hospital Revenue Bonds (Terrebonne General Medical Center Project),
                                                    5.50% due 4/01/2033 (a)                                                   1,501
===================================================================================================================================
Massachusetts--2.8%                                 Massachusetts State Port Authority, Special Facilities Revenue Bonds
                                                    (Delta Air Lines Inc. Project), AMT, Series A (a):
                      AAA       Aaa         3,100         5.50% due 1/01/2016                                                 3,328
                      AAA       Aaa         4,000         5.50% due 1/01/2018                                                 4,264
                      AAA       Aaa         1,970         5.50% due 1/01/2019                                                 2,091


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004               7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
===================================================================================================================================
Michigan--3.5%        AAA       NR*       $ 2,200   Michigan Higher Education Student Loan Authority, Student Loan
                                                    Revenue Refunding Bonds, AMT, Series XVII-G, 5.20% due 9/01/2020 (a)   $  2,273
                                                    Michigan State Strategic Fund, Limited Obligation Revenue Refunding
                                                    Bonds (Detroit Edison Company Project) (c):
                      AAA       Aaa         1,150         5.45% due 9/01/2029                                                 1,219
                      AAA       Aaa         1,300         AMT, Series A, 5.50% due 6/01/2030                                  1,375
                      AAA       Aaa         2,500         AMT, Series C, 5.65% due 9/01/2029                                  2,648
                      AAA       Aaa         4,300         AMT, Series C, 5.45% due 12/15/2032                                 4,501
===================================================================================================================================
Minnesota--2.0%       AAA       NR*         5,840   Minneapolis and St. Paul, Minnesota, Metropolitan Airports Commission,
                                                    Airport Revenue Bonds, DRIVERS, AMT, Series 203, 10.197% due
                                                    1/01/2012 (b)(h)                                                          7,096
===================================================================================================================================
Mississippi--0.8%     AAA       Aaa         2,400   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                                    11/01/2019 (a)                                                            2,797
===================================================================================================================================
Missouri--0.9%        AAA       Aaa         3,000   Kansas City, Missouri, Airport Revenue Bonds, General Improvement,
                                                    Series B, 6.875% due 9/01/2004 (d)(g)                                     3,132
===================================================================================================================================
Nebraska--0.5%        A+        A1          1,700   Washington County, Nebraska, Wastewater Facilities Revenue Bonds
                                                    (Cargill Inc. Project), AMT, 5.90% due 11/01/2027                         1,785
===================================================================================================================================
Nevada--6.2%          AA        NR*         3,100   Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe Hospital
                                                    Project), Series A, 5.50% due 9/01/2033 (k)                               3,250
                                                    Director of the State of Nevada, Department of Business and Industry
                                                    Revenue Bonds (Las Vegas Monorail Company Project), First Tier (a):
                      AAA       Aaa           750         5.625% due 1/01/2032                                                  823
                      AAA       Aaa         3,280         5.375% due 1/01/2040                                                3,478
                      AAA       Aaa        10,450   Washoe County, Nevada, Gas and Water Facilities Revenue Refunding
                                                    Bonds (Sierra Pacific Power Company), 6.30% due 12/01/2014 (a)           10,736
                      AAA       Aaa         3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra Pacific
                                                    Power Company), AMT, 6.65% due 6/01/2017 (f)                              3,150
===================================================================================================================================
New Hampshire--2.3%   AAA       Aaa         7,390   New Hampshire Health and Education Facilities Authority Revenue Bonds
                                                    (Dartmouth-Hitchcock Obligation Group, 5.50% due 8/01/2027 (d)            7,995
===================================================================================================================================
New Jersey--1.2%      BBB       Baa2        4,250   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds,
                                                    6.75% due 6/01/2039                                                       4,165
===================================================================================================================================
New York--10.3%       AAA       Aaa           550   Erie County, New York, IDA, School Facility Revenue Bonds (City of
                                                    Buffalo Project), 5.75% due 5/01/2023 (d)                                   614
                                                    New York City, New York, GO, DRIVERS (h):
                      AAA       A2          1,500         Series 194, 10.268% due 2/01/2015 (d)                               1,762
                      AAA       NR*         6,960         Series 356, 9.748% due 6/01/2011 (c)                                8,401
                                                    New York City, New York, GO, Refunding:
                      AAA       Aaa         4,000         Series A, 6.375% due 5/15/2013 (b)                                  4,772
                      AAA       Aaa         3,995         Series A, 6.375% due 5/15/2014 (b)                                  4,770
                      A         Aaa         3,190         Series A, 6.375% due 5/15/2015 (b)                                  3,828
                      AAA       Aaa         2,000         Series L, 5.75% due 8/01/2013 (c)                                   2,238
                      AAA       Aaa         3,290   New York City, New York, GO, Series E, 5.75% due 5/15/2018 (c)            3,712
                      AAA       Aaa         5,400   Tobacco Settlement Financing Corporation of New York, Revenue Bonds,
                                                    Series A-1, 5.25% due 6/01/2022 (a)                                       5,752
===================================================================================================================================
North Carolina--1.7%  AAA       Aaa         5,000   North Carolina, Eastern Municipal Power Agency, Power System Revenue
                                                    Refunding Bonds, Series B 6.125% due 1/01/2009 (f)                        5,799
===================================================================================================================================
Ohio--0.8%            AAA       Aaa         2,500   North Canton, Ohio, City School District GO, 6.70% due
                                                    12/01/2004 (a)(g)                                                         2,667
===================================================================================================================================
Pennsylvania--4.5%    AAA       Aaa           600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                                                    Bonds, 5.50% due 12/01/2030 (f)                                             648
                      AAA       Aaa         6,500   Philadelphia, Pennsylvania, Authority for Industrial Development,
                                                    Lease Revenue Bonds, Series B, 5.50% due 10/01/2020 (d)                   7,132
                      AAA       Aaa         4,500   Philadelphia, Pennsylvania, School District, GO, Series B, 5.625% due
                                                    8/01/2020 (b)                                                             5,040
                      AAA       Aaa         2,250   Washington County, Pennsylvania, Capital Funding Authority Revenue
                                                    Bonds (Capital Projects and Equipment Program), 6.15% due
                                                    12/01/2029 (a)                                                            2,692


8                  MUNIENHANCED FUND, INC. JANUARY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
===================================================================================================================================
Rhode Island--2.6%    AAA       Aaa       $ 4,345   Providence, Rhode Island, Public Building Authority, General Revenue
                                                    Bonds, Series A, 6.25% due 12/15/2020 (d)                              $  5,163
                      AAA       Aaa         3,355   Rhode Island State Economic Development Corporation, Airport Revenue
                                                    Bonds, Series B, 6.50% due 7/01/2015 (b)                                  4,029
===================================================================================================================================
South Carolina--1.6%  AA        NR*         2,590   South Carolina Educational Facilities Authority for Private Nonprofit
                                                    Institutions Revenue Bonds (The Benedict College), 5.625% due
                                                    7/01/2031 (k)                                                             2,787
                      NR*       Aaa         1,000   South Carolina Housing Finance and Development Authority, Mortgage
                                                    Revenue Refunding Bonds, AMT, Series A-2, 5.875% due 7/01/2009 (d)        1,070
                      BBB       Baa2        2,000   Tobacco Settlement Revenue Management Authority of South Carolina,
                                                    Tobacco Settlement Revenue Bonds, Series B, 6.375% due 5/15/2030          1,885
===================================================================================================================================
South Dakota--2.4%    AAA       NR*         7,000   South Dakota State Health and Educational Facilities Authority Revenue
                                                    Refunding Bonds, Series A, 7.625% due 7/01/2014 (f)                       8,320
===================================================================================================================================
Tennessee--0.7%       AAA       Aaa         2,280   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program), AMT,
                                                    Series 1, 5.95% due 7/01/2012 (f)                                         2,434
===================================================================================================================================
Texas--8.1%           AAA       Aaa         1,615   Bexar, Texas, Metropolitan Water District, Waterworks System Revenue
                                                    Refunding Bonds, 6.35% due 5/01/2025 (f)                                  1,738
                                                    Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                    DRIVERS, AMT (h):
                      AAA       NR*         2,000         Series 202, 10.697% due 11/01/2028 (b)                              2,430
                      AAA       NR*         7,250         Series 353, 9.681% due 5/01/2011 (f)                                8,113
                      AAA       Aaa           900   Houston, Texas, Airport System Revenue Refunding Bonds, Sub-Lien,
                                                    Series B, 5.50% due 7/01/2030 (d)                                           971
                      AA        Baa2        3,200   Sam Rayburn, Texas, Municipal Power Agency Revenue Refunding Bonds,
                                                    5.75% due 10/01/2021 (k)                                                  3,487
                                                    San Antonio, Texas, Airport System, Improvement Revenue Bonds
                                                    (Passenger Facility), AMT, Sub Lien (b):
                      AAA       Aaa         1,465         5.75% due 7/01/2016                                                 1,625
                      AAA       Aaa         1,550         5.75% due 7/01/2017                                                 1,710
                      AAA       Aaa         5,200   Travis County, Texas, Health Facilities Development Corporation,
                                                    Revenue Refunding Bonds, RITR, Series 4, 10.393% due 11/15/2024 (a)(h)    7,094
                      AAA       Aaa         1,000   University of Houston, Texas, University Revenue Bonds, 5.50% due
                                                    2/15/2030 (f)                                                             1,078
===================================================================================================================================
Virginia--4.0%        AAA       Aaa        10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue Refunding
                                                    Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)                            11,532
                      AAA       Aaa         2,300   Halifax County, Virginia, IDA, Exempt Facility Revenue Refunding Bonds
                                                    (Old Dominion Electric Cooperative Project), AMT, 5.625% due
                                                    6/01/2028 (a)                                                             2,491
===================================================================================================================================
Washington--8.6%      AAA       NR*         5,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                    Series 242, 10.237% due 7/01/2017 (f)(h)                                  6,433
                      AAA       Aaa         2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                                    5.50% due 1/01/2027 (d)                                                   2,311
                      NR*       Aaa         4,500   Snohomish County, Washington, Arlington School District Number 016,
                                                    GO, 6.50% due 12/01/2015 (b)                                              5,448
                      AAA       Aaa         2,000   Snohomish County, Washington, Public Utility District Number 001,
                                                    Electric Revenue Refunding Bonds, 5.375% due 12/01/2024 (d)               2,134
                      A         NR*         1,750   Vancouver, Washington, Downtown Redevelopment Authority Revenue Bonds
                                                    (Conference Center Project), Senior Series A, 6% due 1/01/2034            1,859
                                                    Washington State, GO:
                      AAA       Aaa         3,000         Series 2000 A, 5.625% due 7/01/2021 (d)                             3,312
                      AAA       Aaa         7,000         Series A and AT-6, 6.25% due 2/01/2011 (f)                          8,379


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004               9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                         Value
===================================================================================================================================
Wisconsin--1.3%       BBB       Baa2      $ 1,900   Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                                    Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                      $   1,788
                      AA-       Aa3         2,500   Madison, Wisconsin IDR (Madison Gas & Electric Co.), Refunding, AMT,
                                                    Series A, 5.875% due 10/01/2034                                           2,634
                      =============================================================================================================
                                                    Total Municipal Bonds (Cost--$438,687)--136.1%                          472,866

===================================================================================================================================
                                        Shares
                                        Held        Short-Term Securities
                      =============================================================================================================
                                            6,901   Merrill Lynch Institutional Tax-Exempt Fund (j)                           6,901
                      =============================================================================================================
                                                    Total Short-Term Securities (Cost--$6,901)--2.0%                          6,901
===================================================================================================================================
                      Total Investments (Cost--$445,588)--138.1%                                                            479,767

                      Unrealized Depreciation on Forward Interest Rate Swaps***--(0.2%)                                        (598)

                      Other Assets Less Liabilities--5.3%                                                                    18,301

                      Preferred Stock, at Redemption Value--(43.2%)                                                        (150,081)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 347,389
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2004.
(i)   Escrowed to maturity.
(j) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Net            Dividend
      Affiliate                                       Activity           Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                                (1,000)              $54
      --------------------------------------------------------------------------

(k)   Radian Insured.
(l)   CIFG Insured.
+     Ratings of issues shown are unaudited.
*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Forward interest rate swaps entered into as of January 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate equal
        to 4.356%

      Broker, J.P. Morgan Chase Bank
        Expires March 2024                            $30,000            $(801)

      Receive a variable rate equal to 7-Day
        Bond Market Association Municipal Swap
        Index Rate and pay a fixed rate equal
        to 4.115%

      Broker, Morgan Stanley Capital
        Services, Inc.
        Expires March 2024                            $20,000              203
      --------------------------------------------------------------------------
      Total                                                              $(598)
                                                                         =====

      See Notes to Financial Statements.


10                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

Statement of Net Assets

As of January 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments, at value (identified cost--$445,588,135) .......                      $ 479,766,976
                       Cash ........................................................                             39,223
                       Unrealized appreciation on forward interest rate swaps ......                            203,220
                       Receivables:
                          Securities sold ..........................................    $  12,115,000
                          Interest .................................................        6,616,651
                          Dividends from affiliates ................................              153        18,731,804
                                                                                        -------------
                       Prepaid expenses ............................................                              4,692
                                                                                                          -------------
                       Total assets ................................................                        498,745,915
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ......                            801,060
                       Payables:
                          Investment adviser .......................................          238,699
                          Dividends to Common Stock shareholders ...................          191,690
                          Other affiliates .........................................            3,480           433,869
                                                                                        -------------
                       Accrued expenses ............................................                             40,647
                                                                                                          -------------
                       Total liabilities ...........................................                          1,275,576
                                                                                                          -------------
=======================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per
                        share (2,000 Series A Shares, 2,000 Series B Shares and
                        2,000 Series C Shares of AMPS* issued and outstanding at
                        $25,000 per share liquidation preference) ..................                        150,081,120
                                                                                                          -------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .......................                      $ 347,389,219
                                                                                                          =============
=======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (29,369,874 shares
                        issued and outstanding) ....................................                      $   2,936,987
                       Paid-in capital in excess of par ............................                        323,104,599
                       Undistributed investment income--net ........................    $   5,642,152
                       Accumulated realized capital losses on investments--net .....      (17,875,520)
                       Unrealized appreciation on investments--net .................       33,581,001
                                                                                        -------------
                       Total accumulated earnings--net .............................                         21,347,633
                                                                                                          -------------
                       Total--Equivalent to $11.83 net asset value per share of
                        Common Stock (market price--$11.22) ........................                      $ 347,389,219
                                                                                                          =============
                          * Auction Market Preferred Stock .........................

      See Notes to Financial Statements.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended January 31, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest ....................................................                      $  27,110,002
                       Dividends from affiliates ...................................                             54,028
                                                                                                          -------------
                       Total income ................................................                         27,164,030
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $   2,464,723
                       Commission fees .............................................          379,580
                       Accounting services .........................................          163,562
                       Transfer agent fees .........................................          100,716
                       Professional fees ...........................................           54,076
                       Printing and shareholder reports ............................           38,227
                       Custodian fees ..............................................           29,073
                       Listing fees ................................................           28,965
                       Directors' fees and expenses ................................           21,772
                       Pricing fees ................................................           19,521
                       Other .......................................................           40,872
                                                                                        -------------
                       Total expenses before reimbursement .........................        3,341,087
                       Reimbursement of expenses ...................................          (12,279)
                                                                                        -------------
                       Total expenses after reimbursement ..........................                          3,328,808
                                                                                                          -------------
                       Investment income--net ......................................                         23,835,222
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain on Investments--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ...........................                          3,552,827
                       Change in unrealized appreciation on investments--net .......                            762,392
                                                                                                          -------------
                       Total realized and unrealized gain on investments--net ......                          4,315,219
                                                                                                          -------------
=======================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................                         (1,628,600)
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  26,521,841
                                                                                                          =============

      See Notes to Financial Statements.


12                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

Statements of Changes in Net Assets

                                                                                               For the Year Ended
                                                                                                  January 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                           2004              2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $  23,835,222     $  24,422,005
                       Realized gain (loss) on investments--net ....................        3,552,827        (2,307,740)
                       Change in unrealized appreciation on investments--net .......          762,392         7,101,055
                       Dividends to Preferred Stock shareholders ...................       (1,628,600)       (2,373,840)
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       26,521,841        26,841,480
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................      (21,146,311)      (20,441,432)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders .........................................      (21,146,311)      (20,441,432)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock .....        5,375,530         6,400,048
                       Beginning of year ...........................................      342,013,689       335,613,641
                                                                                        -------------------------------
                       End of year* ................................................    $ 347,389,219     $ 342,013,689
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $   5,642,152     $   4,581,841
                                                                                        ===============================

      See Notes to Financial Statements.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                              For the Year Ended January 31,
                                                                       -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                  2004        2003        2002        2001+       2000+
==============================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------
          Net asset value, beginning of year ........................  $ 11.65     $ 11.43     $ 11.38     $ 10.10     $ 12.06
                                                                       -------------------------------------------------------
          Investment income--net*** .................................      .81         .83         .80         .80         .80
          Realized and unrealized gain (loss) on investments--net ...      .15         .17         .02        1.33       (1.95)
          Dividends to Preferred Stock shareholders from investment
           income--net ..............................................     (.06)       (.08)       (.13)       (.21)       (.17)
                                                                       -------------------------------------------------------
          Total from investment operations ..........................      .90         .92         .69        1.92       (1.32)
                                                                       -------------------------------------------------------
          Less dividends to Common Stock shareholders from investment
           income--net ..............................................     (.72)       (.70)       (.64)       (.64)       (.64)
                                                                       -------------------------------------------------------
          Net asset value, end of year ..............................  $ 11.83     $ 11.65     $ 11.43     $ 11.38     $ 10.10
                                                                       =======================================================
          Market price per share, end of year .......................  $ 11.22     $ 10.62     $ 11.05     $ 10.79     $9.1875
                                                                       =======================================================
==============================================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------------------------
          Based on market price per share ...........................    12.84%       2.43%       8.61%      25.36%     (18.52%)
                                                                       =======================================================
          Based on net asset value per share ........................     8.46%       8.62%       6.52%      20.27%     (10.87%)
                                                                       =======================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement** ....................      .97%       1.00%       1.00%       1.01%       1.00%
                                                                       =======================================================
          Total expenses** ..........................................      .97%       1.00%       1.00%       1.01%       1.00%
                                                                       =======================================================
          Total investment income--net** ............................     6.95%       7.17%       7.00%       7.44%       7.16%
                                                                       =======================================================
          Amount of dividends to Preferred Stock shareholders .......      .48%        .70%       1.18%       1.95%       1.52%
                                                                       =======================================================
          Investment income--net, to Common Stock shareholders ......     6.47%       6.47%       5.82%       5.49%       5.64%
                                                                       =======================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
------------------------------------------------------------------------------------------------------------------------------
          Total expenses, net of reimbursement ......................      .68%        .70%        .69%        .69%        .69%
                                                                       =======================================================
          Total expenses ............................................      .68%        .70%        .69%        .69%        .69%
                                                                       =======================================================
          Total investment income--net ..............................     4.84%       4.97%       4.84%       5.04%       4.91%
                                                                       =======================================================
==============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
------------------------------------------------------------------------------------------------------------------------------
          Dividends to Preferred Stock shareholders .................     1.09%       1.57%       2.64%       4.10%       3.32%
                                                                       =======================================================

14                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

Financial Highlights (concluded)

                                                                                        For the Year Ended January 31,
The following per share data and ratios have been derived                    ----------------------------------------------------
from information provided in the financial statements.                         2004       2003       2002       2001+      2000+
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
          Net assets applicable to Common Stock, end of year (in thousands)  $347,389   $342,014   $335,614   $334,300   $296,644
                                                                             ====================================================
          Preferred Stock outstanding, end of year (in thousands) .........  $150,000   $150,000   $150,000   $150,000   $150,000
                                                                             ====================================================
          Portfolio turnover ..............................................     50.47%     31.35%     43.12%     70.39%    124.61%
                                                                             ====================================================
=================================================================================================================================
Leverage
---------------------------------------------------------------------------------------------------------------------------------
          Asset coverage per $1,000 .......................................  $  3,316   $  3,280   $  3,237   $  3,229   $  2,978
                                                                             ====================================================
=================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
---------------------------------------------------------------------------------------------------------------------------------
          Series A--Investment income--net ................................  $    233   $    350   $    671   $  1,017   $    825
                                                                             ====================================================
          Series B--Investment income--net ................................  $    354   $    510   $    680   $  1,036   $    835
                                                                             ====================================================
          Series C--Investment income--net ................................  $    227   $    327   $    628   $  1,031   $    829
                                                                             ====================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Based on average shares outstanding.
+ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market reflecting the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including assets acquired from the issuance of Preferred Stock. For the year ended January 31, 2004, FAM reimbursed the Fund in the amount of $12,279.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received $2,000 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2004.

For the year ended January 31, 2004, the Fund reimbursed FAM $10,454 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2004 were $243,242,361 and $255,432,945, respectively.

Net realized gains (losses) for the year ended January 31, 2004 and net unrealized gains (losses) as of January 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                              Gains (Losses)      Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments ................        $  4,770,879        $ 34,178,841
Financial futures contracts ..........            (390,927)                 --
Forward interest rate swaps ..........            (827,125)           (597,840)
                                              --------------------------------
Total ................................        $  3,552,827        $ 33,581,001
                                              ================================

As of January 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $34,196,630, of which $34,932,610 related to appreciated securities and $735,980 related to depreciated securities. The aggregate cost of investments at January 31, 2004 for Federal income tax purposes was $445,570,346.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at January 31, 2004 were as follows: Series A, ..97%; Series B, .97%; and Series C, .70%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the year ended January 31, 2004, MLPF&S received $148,355 as commissions.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.061000 per share on February 26, 2004 to shareholders of record on February 13, 2004.

The tax character of distributions paid during the fiscal years ended January 31, 2004 and January 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  1/31/2004           1/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $22,774,911         $22,815,272
                                                 -------------------------------
Total distributions ....................         $22,774,911         $22,815,272
                                                 ===============================

As of January 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  5,624,362
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           5,624,362
Capital loss carryforward ...............................         (15,033,608)*
Unrealized gains--net ...................................          30,756,879**
                                                                 ------------
Total accumulated earnings--net .........................        $ 21,347,633
                                                                 ============

* On January 31, 2004, the Fund had a net capital loss carryforward of $15,033,608, of which $4,572,805 expires in 2008, $8,505,599 expires in
      2009 and $1,955,204 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


18                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniEnhanced Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniEnhanced Fund, Inc., as of January 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2004, by correspondence with the custodian and broker; where a reply was not received from the broker, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniEnhanced Fund, Inc. as of January 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
March 12, 2004


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              19

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by EquiServe (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by EquiServe, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to EquiServe, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.


20                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at EquiServe, P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   123 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset  Management, L.P. ("FAM")    159 Portfolios
            08543-9011     Director     and      -- Advised Funds since 1999; Chairman (Americas
            Age: 63                     1989 to  Region) of MLIM from 2000 to 2002; Executive Vice present  President of FAM and MLIM (which terms as used
                                                 herein include their corporate predecessors) from
                                                 1983 to 2002; President of FAM Distributors, Inc.
                                                 ("FAMD") from 1986 to 2002 and Director thereof
                                                 from 1991 to 2002; Executive Vice President and
                                                 Director of Princeton Services, Inc. ("Princeton
                                                 Services") from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director of The China Business Group, Inc. since 1996 39 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     56 Portfolios
            08543-9095                           2003; Chairman of the Board of Berkshire Holding
            Age: 59                              Corporation since 1980; Partner of Squire, Sanders
                                                 & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              39 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         56 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986 and
            Age: 68                              its Chairman from 1991 to 1992; Member of the
                                                 Investment Advisory Committees of the State of
                                                 New York Common Retirement Fund since 1989;
                                                 Member of the Investment Advisory Committee of
                                                 the Howard Hughes Medical Institute from 1997
                                                 to 2000; Director of Duke Management Company
                                                 since 1992 and Vice Chairman thereof since 1998;
                                                 Director of LaSalle Street Fund from 1995 to 2001;
                                                 Director of Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of
                                                 the Virginia Retirement System since 1998 and Vice
                                                 Chairman thereof since 2002; Director of Montpelier
                                                 Foundation since 1998 and Vice Chairman thereof
                                                 since 2000; Member of the Investment Committee of
                                                 the Woodberry Forest School since 2000; Member of
                                                 the Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


22                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held with    of Time                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1989 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     56 Portfolios
            08543-9095                           1980; President of Hudson Institute since 1997 and
            Age: 64                              Trustee thereof since 1980; Director of Level
                                                 Playing Field from 2000 to 2003.
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9095  Director     1989 to  Harvard Business School, George Gund Professor        39 Funds        None
Perold      Princeton, NJ               present  of Finance and Banking, since 2000; Senior Associate  56 Portfolios
            08543-9095                           Dean and Director of Faculty Recruiting since 2001
            Age: 51                              and Finance Area Chair from 1996 to 2001; Sylvan C.
                                                 Coleman Professor of Financial Management from
                                                 1993 to 2000; Director of Genbel Securities Limited
                                                 and Gensec Bank from 1999 to 2003; Director of
                                                 Stockback.com from 2000 to 2002; Director of Sanlam
                                                 Limited from 2001 to 2003; Trustee of Commonfund
                                                 from 1989 to 2001; Director of Sanlam Investment
                                                 Management from 1999 to 2001; Director of
                                                 Bulldogresearch.com from 2000 to 2001; Director of
                                                 Quantec Limited from 1991 to 1999; Director and
                                                 Chairman of the Board of UNX Inc. since 2003.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder of Modrall, Sperling, Roehl, Harris &     39 Funds        None
Cooper Ramo Princeton, NJ               present  Sisk, P.A. since 1993; Director of Cooper's, Inc.     56 Portfolios
            08543-9095                           since 1999 and Chairman of the Board since 2000;
            Age: 61                              Director of ECMC, Inc. since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management since 1994; Trustee of    39 Funds        None
Salomon,    Princeton, NJ               present  Commonfund from 1980 to 2001; Director of Rye         56 Portfolios
Jr.         08543-9095                           County Day School since 2001.
            Age: 67
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors (investment adviser)    40 Funds        International
Swensrud    Princeton, NJ               present  since 1996; Principal of Fernwood Associates          57 Portfolios   Mobile Com-
            08543-9095                           (financial consultant) since 1975; Chairman of RPP                    munications,
            Age: 70                              Corporation since 1978; Director of International                     Inc.
                                                 Mobile Communications, Inc. since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited) (concluded)

                           Position(s)  Length
                           Held with    of Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999; Vice
            08543-9011     and          and      President of FAMD since 1999; Director of MLIM Taxation since 1990.
            Age: 43        Treasurer    1999 to
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Michael     P.O. Box 9011  Vice         2000 to  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1999;
Kalinoski   Princeton, NJ  President    present  Municipal Bond Trader with Strong Capital Management from 1993 to 1999.
            08543-9011
            Age: 33
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2003 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith from
Stewart     Princeton, NJ               present  2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
                           ---------------------------------------------------------------------------------------------------------
                           * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:
EquiServe Trust Company, I.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286

NYSE Symbol

MEN


24                 MUNIENHANCED FUND, INC. JANUARY 31, 2004

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniEnhanced Fund, Inc. during its taxable year ended January 31, 2004 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of January 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .............................................................    85.2%
AA/Aa ...............................................................     7.1
A/A .................................................................     1.4
BBB/Baa .............................................................     4.9
Other* ..............................................................     1.4
--------------------------------------------------------------------------------
*     Temporary investments in short-term securities.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              25

[LOGO] Merrill Lynch Investment Managers

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


26                 MUNIENHANCED FUND, INC. JANUARY 31, 2004
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Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                   MUNIENHANCED FUND, INC.      JANUARY 31, 2004              27
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[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from Federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                  #10874 -- 1/04

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Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold, (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees - Current Year -- $26,000       Prior Year -- $25,000

         (b) Audit-Related Fees - Current Year -- $5,600   Prior Year -- $10,400
                                  The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees above.

         (c) Tax Fees - Current Year -- $5,610          Prior Year -- $4,800
                        The nature of the services include tax compliance, tax advice and tax planning

         (d) All Other Fees - Current Year -- $0        Prior Year -- $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) N/A

         (g) Current Year -- $18,176,900        Prior Year -- $17,134,248

         (h) The registrant's audit committee has considered that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

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Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Reserved

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Reserved

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits attached hereto

11(a) - Not Applicable

11(b) - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniEnhanced Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniEnhanced Fund, Inc.

        Date: March 19, 2004

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        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------------
            Terry K. Glenn,
            President of
            MuniEnhanced Fund, Inc.

        Date: March 19, 2004


        By: /s/ Donald C. Burke
            -------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniEnhanced Fund, Inc.

        Date: March 19, 2004